                                                                    Exhibit 10.9


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                             1996 STOCK OPTION PLAN



                                       OF


                                    COHR INC.





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



                          ----------------------------

                                TABLE OF CONTENTS
                          ----------------------------

                                                                                             Page
                                                                                             ----
                                           ARTICLE I.

                                           DEFINITIONS
         Section 1.1  General..................................................................1

                                           ARTICLE II.

                                     SHARES SUBJECT TO PLAN

         Section 2.1  Shares Subject to Plan...................................................3
         Section 2.2  Unexercised Options and Other Rights.....................................4
         Section 2.3  Effect of Certain Exercises..............................................4

                                          ARTICLE III.

                                       GRANTING OF OPTIONS

         Section 3.1  Key Employee Eligibility.................................................4
         Section 3.2  Nonemployee Director Eligibility.........................................5

                                           ARTICLE IV.

                                        TERMS OF OPTIONS

         Section 4.1  Option Agreement.........................................................5
         Section 4.2  Option Price.............................................................5
         Section 4.3  Option Term..............................................................6
         Section 4.4  Option Vesting...........................................................6

                                           ARTICLE V.

                                       EXERCISE OF OPTIONS

         Section 5.1  Exercise Rights..........................................................8
         Section 5.2  Partial Exercise.........................................................9
         Section 5.3  Manner of Exercise.......................................................9
         Section 5.4  Transfer of Shares to an Employee........................................9
         Section 5.5  Certain Timing Requirements.............................................10

         Section 5.6  Conditions to Issuance of Stock Certificates............................10
         Section 5.7  Rights as Stockholders..................................................10

                                           ARTICLE VI.

                                         ADMINISTRATION

         Section 6.1  Compensation Committee..................................................11
         Section 6.2  Duties and Powers of Committee..........................................11
         Section 6.3  Actions by the Committee................................................11
         Section 6.4  Compensation; Professional Assistance; Good Faith Actions...............11
         Section 6.5  No Liability............................................................11
         Section 6.6  Indemnification.........................................................12

                                          ARTICLE VII.

                                    MISCELLANEOUS PROVISIONS

         Section 7.1  Not Transferable........................................................12
         Section 7.2  Amendment or Termination of this Plan...................................12
         Section 7.3  Changes in Common Stock or Assets of the Company........................12
         Section 7.4  Change in Control.......................................................13
         Section 7.5  Approval of Plan by Stockholders........................................14
         Section 7.6  Tax Withholding.........................................................14
         Section 7.7  Limitations Applicable to Section 16 Persons............................15
         Section 7.8  Effect of Plan Upon Options and Compensation Plans......................15
         Section 7.9  Non-qualified Stock Options.............................................16
         Section 7.10  Compliance with Laws...................................................16
         Section 7.11  Titles.................................................................16
         Section 7.12  Governing Law..........................................................16
         Section 7.13  Severability...........................................................16

                       1996 STOCK OPTION PLAN OF COHR INC.


         The 1996 Stock Option Plan of COHR Inc. (the "Plan"), as established by COHR Inc., a Delaware corporation (the "Company"), effective October 14, 1996, is hereby amended and restated as set forth herein effective June 17, 1997.

         The purposes of this Plan are as follows:

                  (a) To provide an additional incentive for officers and eligible managerial employees ("Key Employees") and nonemployee members of the Company's Board of Directors ("Nonemployee Directors") to further the growth, development and financial success of the Company by personally benefitting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

                  (b) To enable the Company to obtain and retain the services of Key Employees and Nonemployee Directors considered essential to the long-range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.


                                   ARTICLE I.

                                   DEFINITIONS

         Section 1.1 General. Wherever the following terms are used in this Plan they shall have the meaning specified below, unless the context clearly indicates otherwise.

         "Affiliate" shall have the same meaning as in Rule 12b-2 of the Exchange Act.

         "Beneficiary" shall mean the person or persons properly designated by the Optionee, including the Optionee's spouse or heirs at law, to exercise such Optionee's rights under this Plan in the event of the Optionee's death, or if the Optionee has not designated such person or persons, or such person or persons shall all have predeceased the Optionee, the executor or administrator of the Optionee's estate. Designation, revocation and redesignation of Beneficiaries must be made in writing in accordance with rules established by the Committee and shall be effective upon delivery to the Committee.

         "Board" shall mean the Board of Directors of the Company.

         "Bylaws" shall mean the Bylaws of the Company, as amended from time to time.

         "Change of Control" shall be defined at Section 7.4.

         "Code" shall mean the Internal Revenue Code of 1986, as amended, and regulations and rulings thereunder. References to a particular section of the Code shall include references to successor provisions.

         "Committee" shall mean the Compensation Committee of the Board, appointed as provided in Section 6.1 and the Bylaws of the Company.

         "Common Stock" shall mean the common stock of the Company.

         "Company" shall mean COHR Inc., a Delaware corporation, and any successor corporation thereto, whether by reorganization, merger, consolidation or otherwise.

         "Director" shall mean a member of the Board.

         "Effective Date" shall mean June 17, 1997.

         "Employee" shall mean any employee (as defined in accordance with Section 3401(c) of the Code) of the Company.

         "Expiration Date" shall mean the last day of the term of an Option as established in Section 4.3.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" of a share of Common Stock as of a given date shall mean:

                  (i) if the Common Stock is listed on a national securities exchange or authorized for quotation on the National Association of Securities Dealers Inc.'s NASDAQ National Market ("NASDAQ/NMS"), the closing price, regular way, of the Common Stock on such exchange or NASDAQ/NMS, as the case may be, or if no such reported sale of the Common Stock shall have occurred on such date, on the next preceding date on which there was such a reported sale, or

                  (ii) if the Common Stock is not listed for trading on a national securities exchange or authorized for quotation on NASDAQ/NMS, the average of the closing bid and asked prices as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or, if no such prices shall have been so reported for such date, on the next preceding date for which such prices were so reported, or

                  (iii) if the Common Stock is not listed for trading on a national securities exchange and is not authorized for quotation on NASDAQ/NMS or NASDAQ, the fair market value of the Common Stock as determined in good faith by the Committee.

         "Key Employee" shall mean any officer or other managerial Employee, as designated from time to time by the Committee.

         "Nonemployee Director" shall mean a member of the Board who is not an Employee of the Company.

         "Option" shall mean a stock option granted pursuant to this Plan.

         "Optionee" shall mean a Participant.

         "Participant" shall mean a person who has been granted an Option pursuant to this Plan.

         "Plan" shall mean this 1996 Stock Option Plan of COHR Inc.

         "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended in the future.

         "Subsidiary" shall mean a United States or foreign corporation with respect to which the Company owns, directly or indirectly, 50% or more of the then-outstanding common stock.

         "Termination of Employment" shall mean the time when the employee-employer relationship between the Optionee and the Company is terminated for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, permanent and total disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of an Optionee by the Company and (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship that do not exceed one (1) year. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment. Notwithstanding any other provision of this Plan, the Company has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.


                                   ARTICLE II.

                             SHARES SUBJECT TO PLAN

         Section 2.1 Shares Subject to Plan. The shares subject to Options shall be Common Stock, initially shares of the Company's common stock, no par value per share, as presently constituted, and the aggregate number of such shares which may be issued upon exercise of such options shall not exceed 300,000 shares. The number of shares for which Options may be granted to any Participant in any calendar year shall not exceed 100,000. Such total numbers of shares specified in the prior two sentences shall be adjusted in accordance with the provisions of Section 7.3. The shares of Common Stock issuable upon exercise or grant of an Option may be either previously authorized but unissued shares or issued shares which have been repurchased by the Company.

         Section 2.2 Unexercised Options and Other Rights. If any Option expires or is cancelled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation shall not be charged against the maximum number of shares of Common Stock that may be issued under this Plan.

         Section 2.3 Effect of Certain Exercises. If any shares of Common Stock issuable pursuant to any Option are surrendered to the Company as payment for the exercise price of said Option, the number of shares of Common Stock issuable but so surrendered shall be charged against the maximum number of shares of Common Stock that may be issued under this Plan. In the event the Company withholds shares of Common Stock for tax withholding purposes pursuant to
Section 7.6 hereof, the number of shares that would have been issuable but that are withheld pursuant to the provisions of Section 7.6 shall be charged against the maximum number of shares of Common Stock that may be issued under this Plan.


                                  ARTICLE III.

                               GRANTING OF OPTIONS

         Section 3.1  Key Employee Eligibility.

                  (a) Key Employees selected by the Committee, in its absolute discretion, shall be eligible to be granted one or more Options under the Plan. The Committee shall from time to time, in its absolute discretion:

                           (i) Determine which Employees are Key Employees and, from the Key Employees, which Key Employees shall be granted Options under the Plan.

                           (ii) Determine the number of shares to be subject to each such Option granted to eligible Key Employees; and

                           (iii) Determine the terms and conditions of each such
                  Option, consistent with this Plan.

                  (b) Following the determination of the award to be granted to an eligible Key Employee, the Committee shall instruct the Secretary of the Company to issue the

         Option to such Key Employee and may impose such conditions on the grant of the Option as it deems appropriate. Section 3.2 Nonemployee Director Eligibility.

                  (a) Nonemployee Directors selected by the Committee, in its absolute discretion, shall be eligible to be granted one or more Options under the Plan. The Committee shall, from time to time, in its absolute discretion:

                           (i)   Determine which Nonemployee Directors,
                  including Nonemployee Directors serving on the Board on the date this Plan is adopted and Nonemployee Directors thereafter elected to the Board, shall be granted Options under the Plan;

                           (ii) Determine the number of shares to be subject to each such Option granted to eligible Nonemployee Directors; and

                           (iii) Determine the terms and conditions of each such
                  Option, consistent with this Plan.

                  (b) Following the determination of the award to be granted to an eligible Nonemployee Director, the Committee shall instruct the Secretary of the Company to issue the Option to such Nonemployee Director and may impose such conditions on the grant of the Option as it deems appropriate.


                                   ARTICLE IV.

                                TERMS OF OPTIONS

         Section 4.1 Option Agreement. Each Option shall be evidenced by a written stock option agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain the Option exercise price, the terms for payment of the exercise price, the duration of the Option, the number of shares of Common Stock to which the Option pertains, the terms of the vesting schedule by which the Participant's rights under the Option become nonforfeitable and such other terms and conditions as the Committee determines appropriate, consistent with this Plan.

         Section 4.2  Option Price.

                  (a) Except as provided at Subsection (b), the price per share of the shares subject to each Option shall be set by the Committee; provided, however, that such price shall be no less than the stated par value of a share of Common Stock, if any, and shall in all cases be no less than the Fair Market Value of a share of Common Stock as of the date the Option is granted.

                  (b) The price per share of the shares subject to each Option granted to Nonemployee Directors pursuant to Section 3.2(a) shall in each case be equal to the Fair Market Value of a share of Common Stock as of the date the Option is granted.

         Section 4.3 Option Term. Subject to earlier termination as provided herein, the term of an Option shall be ten (10) years from the date the Option is granted. The last day of the term of the Option shall be the Option's Expiration Date.

         Section 4.4  Option Vesting.

                  (a) For each Optionee who is a Nonemployee Director, unless otherwise determined by the Committee, the Optionee's right to exercise an Option shall at all times be 100% vested.

                  (b) For each Optionee who is a Key Employee, unless otherwise determined by the Committee, the Optionee's right to exercise an Option shall be immediately and automatically 25% vested upon the grant of the Option and thereafter shall become vested in accordance with the following schedule:

                             Anniversary of
                          Date Option Granted       Percentage Vested
                          -------------------       -----------------
                           First Anniversary               50%
                           Second Anniversary              75%
                           Third Anniversary              100%


         An Optionee may not exercise any part of an Option which is not vested. At any time after the grant of an Option, the Committee may, in its sole discretion and subject to whatever terms and conditions it determines appropriate, accelerate the period during which an Option vests hereunder.

                  (c) Notwithstanding Subsection (b), in the event of an underwritten public offering of Common Stock by the Company or by an Affiliate of the Company on or after January 1, 1997, each Optionee who is a Key Employee shall automatically become 50% vested in the nonvested portion of the Option awarded to such Optionee, determined as of the date of the underwritten public offering. In such event, the nonvested portion of the Option awarded to an Optionee, after application of this Subsection (c), shall thereafter become vested as follows:

                           (i) If the underwritten public offering occurs prior to the first anniversary of the date the Option is granted, then:

                             Anniversary of
                          Date Option Granted       Percentage Vested
                          -------------------       -----------------
                           First Anniversary              33 1/3%
                           Second Anniversary             66 2/3%
                           Third Anniversary             100%

                           (ii) If the underwritten public offering occurs after
                  the first anniversary but prior to the second anniversary of the date the Option is granted, then:

                             Anniversary of
                          Date Option Granted       Percentage Vested
                          -------------------       -----------------
                           Second Anniversary             50%
                           Third Anniversary             100%

                           (iii) If the underwritten public offering occurs
                  after the second anniversary but prior to the third anniversary of the date the Option is granted, then:

                             Anniversary of
                          Date Option Granted       Percentage Vested
                          -------------------       -----------------
                           Third Anniversary              100%

                  (d) Notwithstanding Subsection (b), in the event of a Change in Control, each Optionee who is a Key Employee shall automatically become 100% vested in the Option awarded to such Optionee even if the Change of Control shall occur prior to the third anniversary of the date an Option is granted to the Optionee.

                  (e) No portion of an Option which is unexercisable at Termination of Employment shall thereafter become exercisable; provided, however, that provision may be made that such Option shall become exercisable, with the consent of the Committee, in the event of a Termination of Employment because of the Optionee's normal retirement or permanent and total disability (each as determined by the Committee in accordance with Company policies), death or early retirement or any other reason permitted by the Committee.

                  (f) Anything in this Section 4.4 to the contrary notwithstanding, no Option shall be exercisable by any Optionee who is then subject to Section 16 of the Exchange Act (a "Section 16 Person") within the period ending six (6) months after the date the Option is granted. This Subsection (f) shall not apply to the exercise of any Option by an Optionee if the grant of such Option to the Optionee was approved in advance by the

         Board or, if the Committee is then composed solely of two or more Nonemployee Directors as described in Rule 16b-3 in respect of the exemption of grants to Section 16 Persons from potential liability under Section 16(b) of the Exchange Act, by the Committee, or was approved in advance or subsequently ratified not later than the date of the next annual meeting of the Company's stockholders, by the stockholders.


                                   ARTICLE V.

                               EXERCISE OF OPTIONS

         Section 5.1  Exercise Rights.

                  (a) Subject to the restrictions on exercise of any part of an Option which is nonvested, as provided for at Section 4.4, for those Participants who are Key Employees, an Option shall be exercisable by an Optionee while the Optionee is an Employee. Unless otherwise permitted by the Committee, following an Optionee's Termination of Employment, an Option may be exercised only in accordance with the following:

                           (i) If the Optionee dies while an Option is
                  exercisable under the terms of this Plan, the Optionee's Beneficiary may exercise such rights, to the extent the Optionee could have done so immediately preceding his death, within twelve (12) months after the Optionee's death, but not later than the Option's Expiration Date.

                           (ii) If the Optionee's employment is terminated due
                  to his permanent and total disability, as determined by the Committee, the Optionee may exercise his Option, to the extent exercisable as of his Termination of Employment, within twelve
                  (12) months after termination, but not later than the Option's Expiration Date.

                           (iii) If the Optionee's employment is terminated for
                  any reason other than those set forth in Paragraph (i) or (ii) above, the Optionee may exercise his Option, to the extent exercisable as of his Termination of Employment, within three
                  (3) months after Termination of Employment, but not later than the Option's Expiration Date.

         Notwithstanding the foregoing, with the consent of the Committee, provision may be made that an Option shall become exercisable to the extent provided in Section 4.4(e).

                  (b) For those Participants who are Nonemployee Directors, an Option shall be exercisable by an Optionee while the Optionee is serving as a member of the Board. If the Optionee's service as a member of the Board terminates, then unless such termination is due to the Optionee's resignation as a member of the Board, the Optionee may exercise his Option within ninety (90) days following the date the Optionee ceases to be a member of the Board, but not later than the Option's Expiration Date.

         Section 5.2 Partial Exercise. Any exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares.

         Section 5.3 Manner of Exercise. All or a portion of any exercisable Option shall be deemed exercised upon:

                  (a) Delivery of all of the following to the Secretary of the Company or his office:

                           (i) A written notice complying with the applicable
                  rules established by the Committee or the Company stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option;

                           (ii) Such representations and documents as the
                  Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars; and

                           (iii) In the event that the Option shall be exercised
                  pursuant to Section 5.1(a)(i) by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

                  (b) Full cash payment to the Secretary of the Company for the exercise price of the shares being purchased under the Option. However, at the discretion of the Committee, the terms of the Option may (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised, (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionees, (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option; or (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration.

         Section 5.4 Transfer of Shares to an Employee. As soon as practicable after receipt by the Company, pursuant to Section 5.3(b), of full cash payment for the shares with respect to which an Option, or portion thereof, is exercised by an Optionee, with respect to each such exercise, the Company shall transfer to the Optionee the number of shares equal to the result of dividing:

                  (a) The amount of the payment made by the Optionee to the Company pursuant to Section 5.3(b) by

                  (b) The price per share of the shares subject to the Option as determined pursuant to Section 4.2.

         Section 5.5 Certain Timing Requirements. At the discretion of the Committee, shares of Common Stock issuable to the Optionee upon exercise of the Option may be used to satisfy the Option exercise price or the tax withholding consequences of such exercise only during such periods in which trading of the Company Common Stock is permitted for Employees of the Company under Company policy as in effect from time to time.

         Section 5.6 Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or to deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                  (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

                  (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee shall, in its absolute discretion, deem necessary or advisable;

                  (c) Obtaining any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable;

                  (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience; and

                  (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

         Section 5.7 Rights as Stockholders. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

                                   ARTICLE VI.

                                 ADMINISTRATION

         Section 6.1 Compensation Committee. The Compensation Committee shall consist of two or more Directors appointed by and holding office at the pleasure of the Board. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board.
Vacancies in the Committee may be filled by the Board.

         Section 6.2 Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan, the Options, and the agreements pursuant to which the Options are granted or awarded, and to adopt such rules for the administration, interpretation and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such grant or award under this Plan need not be the same with respect to each Optionee. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan.

         Section 6.3 Actions by the Committee. The Committee shall act with the unanimous consent of its members in attendance at a meeting, or to the extent permitted by law and the Bylaws, by telephonic meeting, or by a memorandum or other written instrument signed by all members of the Committee.

         Section 6.4 Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No members of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, or any award made hereunder, and all members of the Committee shall be fully protected by the Company in respect of any such action, determination or interpretation.

         Section 6.5 No Liability. No member of the Board or the Committee, or Director, officer or employee of the Company shall be liable, responsible or accountable in damages or otherwise for any determination made or other action taken or any failure to act by such person so long as such person is not determined to be guilty by a final adjudication of willful misconduct with respect to such determination, action or failure to act.

         Section 6.6 Indemnification. To the fullest extent permitted by law, each of the members of the Board and the Committee and each of the Directors, officers and employees of the Company shall be held harmless and be indemnified by the Company for any liability, loss (including amounts paid in settlement), damages or expenses (including reasonable attorneys' fees) suffered by virtue of any determinations, acts or failures to act, or alleged acts or failures to act, in connection with the administration of this Plan so long as such person is not determined by a final adjudication to be guilty of willful misconduct with respect to such determination, action or failure to act.


                                  ARTICLE VII.

                            MISCELLANEOUS PROVISIONS

         Section 7.1 Not Transferable. Options under this Plan may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution; provided, however, that an Optionee may designate a Beneficiary to exercise his Option under this Plan after the Optionee's death. No Option or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee or the Optionee's successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 7.1 shall prevent transfers by will or by the applicable laws of descent and distribution. An Option shall be exercised during the Optionee's lifetime only by the Optionee or his guardian or legal representative.

         Section 7.2 Amendment or Termination of this Plan. The Board may from time to time in its discretion amend or modify the Plan without the approval of the stockholders of the Company, except as such stockholder approval may be required under the listing requirements of any national securities exchange or national market system on which are listed any of the Company's equity securities. No amendment, suspension or termination of this Plan shall, without the consent of the holder of an Option, alter or impair any rights or obligations under any Option theretofore granted or awarded. No Option may be granted or awarded during any period after termination of this Plan.

         Section 7.3  Changes in Common Stock or Assets of the Company.

                  (a) In the event that the outstanding shares of Common Stock are hereafter changed into or exchanged for cash or a different number or kind of shares or other

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

         securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, appropriate adjustments shall be made by the Committee in the number and kind of shares for the purchase of which Options may be granted, including adjustments of the limitation in Section 2.1 on the maximum number and the maximum number of shares subject to Options that may be granted to any Participant in any calendar year and the kind of shares which may be issued.

                  (b) In the event of such a change or exchange, other than for shares or securities of another corporation or by reason of reorganization, the Committee shall also make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable and an appropriate and equitable adjustment to the Option exercise price of all outstanding Options. Such adjustment shall be made with the intent that after the change or exchange of shares, each Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option may include a necessary or appropriate corresponding adjustment in the option exercise price, but shall be made without change in the total price applicable to the Option, or the unexercised portion thereof (except for any change in the aggregate price resulting from rounding off of share quantities or prices).

                  (c) In the event of a "spin-off" or other substantial distribution of assets of the Company which has a material diminutive effective upon the Fair Market Value of the Company's Common Stock, the Committee may in its discretion make an appropriate and equitable adjustment to the Option exercise price to reflect such diminution.

         Section 7.4 Change in Control. In the event of a Change in Control, the terms of an Option shall provide that all granted or awarded Options will immediately vest in the Optionee, and such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (i) Section
4.4 or (ii) the provisions of such Option. For purposes of this Section 7.4 and this Plan in general, the term "Change in Control" shall mean any one or more of the following:

                  (i) the acquisition or holding by any person, entity or "group" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (other than by the Company, any Subsidiary or any employee benefit plan of the Company or a Subsidiary, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 40% or more of either the then-outstanding Common Stock or the combined voting power of the Company's then-outstanding voting securities entitled to vote generally in the election of directors ("Voting Power"); except that no such person, entity or group shall be deemed to own beneficially any securities held by the Company or a Subsidiary or any employee benefit plan (or any related trust) of the Company or a Subsidiary; provided, however, that no Change of Control shall be deemed to have occurred solely by reason of any such acquisition by a corporation with respect to which, after such acquisition, more than 60% of both the then-outstanding common stock and the voting power of such corporation are then-beneficially owned, directly or indirectly, by the persons who were the beneficial owners of the Common Stock and voting securities of the Company immediately before such acquisition in substantially the same proportions as their respective ownership, immediately before such acquisition, of the then-outstanding Common Stock or the Voting Power of the Company, as the case may be; or

                  (ii) individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided that any individual who becomes a director after the Effective Date whose election or nomination for election by the Company's stockholders was approved by at least a majority of the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company (as such terms are used in Rule 14a-11 under the Exchange Act)) shall be deemed to be members of the Incumbent Board; or

                  (iii) approval by the stockholders of the Company of (A) a merger, reorganization or consolidation with respect to which persons who were the respective beneficial owners of the Common Stock and Voting Power of the Company immediately before such merger, reorganization or consolidation do not, immediately thereafter, beneficially own, directly or indirectly, more than 60% of, respectively, the then-outstanding common stock and the voting power of the corporation resulting from such merger, reorganization or consolidation, (B) a liquidation or dissolution of the Company or (C) the sale or other disposition of all or substantially all of the assets of the Company.

         Section 7.5 Approval of Plan by Stockholders. This Plan shall be submitted for the approval of the Company's stockholders within twelve (12) months after the Effective Date. Options may be granted prior to such stockholder approval, provided that such Options shall not be exercisable prior to the time when this Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said 12-month period, all Options previously granted under this Plan shall thereupon be cancelled and become null and void. The Company shall take such actions with respect to the Plan as may be necessary to satisfy the requirements of Rule 16b-3.

         Section 7.6  Tax Withholding.

                  (i) Whenever under the Plan shares of Common Stock are to be delivered upon exercise of an Option or any other event with respect to rights and benefits hereunder, the Company shall be entitled to require (a) that the Optionee remit an amount in cash sufficient to satisfy all federal, state and local tax withholding requirements related thereto

("Required Withholding"), (b)
the withholding of such Required Withholding from compensation otherwise due to the Optionee, or (c) any combination of the foregoing.

                 (ii) Subject to the following subsection, and if and to the extent permitted by the Committee, an Optionee may elect the withholding ("Share Withholding") by the Company of a portion of the shares of Common Stock otherwise deliverable to such Optionee upon the exercise of an Option (a "Taxable Event") having a Fair Market Value equal to (a) the minimum amount necessary to satisfy Required Withholding liability attributable to the Taxable Event; or (b) with the Committee's prior approval, a greater amount, not to exceed the estimated total amount of such Optionee's tax liability with respect to the Taxable Event.

                (iii) Each Share Withholding election shall be subject to the following conditions:

                           (a)      the Optionee's election shall be subject to
the Committee's discretion to revoke the Optionee's right to elect Share Withholding at any time before the Optionee's election if the Committee has reserved the right to do so in the option agreement;

                           (b)      the Optionee's election must be made before
the date on which the amount of tax to be withheld is determined; and

                           (c)      the Optionee's election shall be
irrevocable.

         The Committee shall not be obligated to issue shares and/or distribute cash to any person upon exercise of any right until such payment has been received or shares have been so withheld, unless withholding (or offset against a cash payment) as of or prior to the date of such exercise is sufficient to cover all such sums due or which may be due with respect to such exercise.

         Section 7.7  Limitations Applicable to Section 16 Persons.

                  (a) Notwithstanding any other provision of this Plan, this Plan and any Option granted to a Key Employee who is then subject to
         Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. Any such additional limitation shall be set forth in an annex to this Plan, such annex to be incorporated herein by this reference and made part of this Plan.

                  (b) With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

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

         Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated therein, such provision (other than one relating to eligibility requirements, or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Plan insofar as participants subject to Section 16 are concerned.

         Section 7.8 Effect of Plan Upon Options and Compensation Plans. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company. Nothing in this Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for employees of the Company or (b) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate or partnership purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, firm or association or the performance of services for the benefit of the Company.

         Section 7.9 Non-qualified Stock Options. Options granted under this Plan are not intended to be incentive stock options within the meaning of
Section 422(b) of the Code.

         Section 7.10 Compliance with Laws. This Plan is subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Options granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

         Section 7.11 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

         Section 7.12 Governing Law. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware.

         Section 7.13 Severability. If any portion of this Plan is declared by a court of competent jurisdiction to be invalid or unenforceable after all appeals have either been

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

exhausted or the time for any appeals to be taken has expired, the remainder of the terms, provisions, covenants and restrictions of this Plan shall remain in full force and effect and in no way be affected, impaired or invalidated.

         IN WITNESS WHEREOF, COHR Inc. has caused this instrument to be executed by its duly authorized officers on this ____ day of _________________, 1997.

                                         COHR INC.


                                         By:
                                             ----------------------------
                                         Title:
                                             ----------------------------


                                         By:
                                             ----------------------------
                                         Title:
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